===============================================================================

                              SERVICING AGREEMENT

                                     among

                            U.S. TRADE FUNDING CORP.

                                      and

                              ABN AMRO BANK N.V.,
                                  as Servicer

                                      AND

                             LASALLE NATIONAL BANK,
                                   as Trustee

                        Dated as of _____________, 1996


===============================================================================

                               TABLE OF CONTENTS

Section                                                   Heading                                           Page
Article I          Definitions................................................................................1
   Section 1.1.      Definitions..............................................................................1

Article II         Servicer as Agent..........................................................................3
   Section 2.1.      Appointment of the Servicer; Servicing...................................................3
   Section 2.2.      Collection Procedures....................................................................3

Article III        Eximbank Guarantee Agreement...............................................................4
   Section 3.1.      Claims Under Eximbank Guarantee..........................................................4
   Section 3.2.      Borrowing Under the Revolving Credit Agreement; Disbursement on Special Payment Date.....5

Article IV         Reporting Obligations......................................................................5
   Section 4.1.      Servicer Remittance Report...............................................................5
   Section 4.2.      Other Reports............................................................................6
   Section 4.3.      Reports to Certificateholders............................................................6
   Section 4.4.      Trustee's Obligations....................................................................7

Article V          Compensation...............................................................................7

Article VI         Representations, Warranties and Covenants..................................................7
   Section 6.1.      Representations and Warranties of the Servicer...........................................7
   Section 6.2.      Covenants of the Servicer................................................................9
   Section 6.3.      Covenants of the Company and the Trustee................................................10

Article VII        Merger or Consolidation of Servicer; Resignation..........................................10
   Section 7.1       ........................................................................................10

Article VIII       Termination Events; Servicing Termination.................................................11
   Section 8.1.      Termination Events......................................................................11
   Section 8.2.      Remedies................................................................................11
   Section 8.3.      Trustee to Act; Appointment of Successor................................................12
   Section 8.4.      Servicer Transfer to Successor Servicer, etc............................................12

Article IX         Liabilities; Indemnification..............................................................13
   Section 9.1.      Liabilities; Indemnification of the Company and the Trustee.............................13


   Section 9.2.      Indemnification of the Servicer.........................................................14
   Section 9.3.      Special Indemnification of the Trustee..................................................14

Article X          Miscellaneous.............................................................................14
   Section 10.1.     Notices, etc............................................................................14
   Section 10.2.     Choice of Law and Venue.................................................................15
   Section 10.3.     Effectiveness of the Agreement..........................................................16
   Section 10.4.     Successors and Assigns..................................................................16
   Section 10.5.     Headings................................................................................16
   Section 10.6.     Interpretation of Agreement.............................................................16
   Section 10.7.     Severability of Provisions..............................................................16
   Section 10.8.     Merger of Prior Agreements..............................................................16
   Section 10.9.     Good Faith and Reasonableness...........................................................16
   Section 10.10.    Counterparts............................................................................16
   Section 10.11.    Amendment...............................................................................16
   Section 10.12.    No Insolvency Proceeding Against the Company............................................16
   Section 10.13.    Exercise of Rights......................................................................17
   Section 10.14.    No Recourse.............................................................................17
   Section 10.15.    Payment on Non-Business Days............................................................17

Signature Page...............................................................................................18

Exhibits
     Schedule 1

                              SERVICING AGREEMENT

     This SERVICING AGREEMENT (this "Agreement"), dated as of ____________, 1996, is entered into by and among U.S. Trade Funding Corp., a Delaware corporation (together with its successors and assigns, the "Company"), ABN AMRO BANK N.V., a bank organized under the laws of The Netherlands and acting through its Chicago Branch (together with its successors and assigns, the "Servicer") and LASALLE NATIONAL BANK, a national banking association as Trustee (together with its successors and assigns, the "Trustee") for the Trust identified on
Schedule 1 hereto (the "Trust").

                                  WITNESSETH:

     WHEREAS, the Company is a corporation organized to purchase Loan Notes and related Eximbank Guarantees using proceeds of the issuance and sale of certain Securities secured by, or representing fractional undivided interests in trusts comprised of, such Loan Notes and related Eximbank Guarantees;

     WHEREAS, the Securities identified on Schedule 1 hereto are being issued pursuant to a Supplemental Trust Agreement (the "Supplement") among the Company, the Servicer and the Trustee, which incorporates by reference the Standard Terms and Conditions of Trust Agreement of the Company (such Supplement as incorporating such terms and conditions being also referred to below as the "Trust Agreement"); and

     WHEREAS, the Company has requested, and the Servicer has agreed, to provide certain collection and servicing responsibilities for the benefit of the Trust on behalf of the Holders of the Securities in respect of the Loans evidenced by the Loan Notes.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     Section 1.1. Definitions. For purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings specified in the Trust Agreement, and, to the extent not defined in the Trust Agreement, shall have the following meanings:

     "Advances" shall have the meaning specified in the Liquidity Facility.

     "Books and Records" shall mean all of the relevant Person's books and records including, but not limited to: minute books; ledgers; records indicating, summarizing or evidencing such Person's assets, liabilities and accounts; all information relating to such Person's business operations or financial condition; and all computer programs, disc or tape files, printouts, runs and other computer prepared information and the equipment containing such information.

     "Borrower" shall mean, with respect to a Loan, the obligor who has executed the Loan Note evidencing such Loan.

     "Eximbank Guarantee" shall mean, with respect to a Loan, the guarantee provided on the related Loan Note pursuant to the related Eximbank Guarantee Agreement and shall include any related Payment Certificate issued by Eximbank under the Eximbank Guarantee Agreement.

     "Eximbank Guarantee Agreement" shall mean the agreement pursuant to which Eximbank provides the Eximbank Guarantee related to a particular Loan Note or Notes, as identified on Schedule 1 hereto.

     "Lien" means a mortgage, pledge, lien, claim, equity interest, participation interest, security interest or other charge or encumbrance of any kind.

     "Loan" shall mean the one or more loans, receivables or other evidences of indebtedness in which the Securities represent fractional undivided ownership interests, as such Loans are specifically identified on Schedule 1 hereto.

     "Loan Documents" shall mean, with respect to any Loan, the documents and instruments evidencing the Loan, including, without limitation, any loan agreement, note, security agreement, insurance policy or guarantee.

     "Loan Notes" shall mean the promissory notes of Borrowers evidencing the Loans.

     "Loan Program Documents" shall mean the documents pursuant to which the Company purchases the Loans and related Loan Notes, issues or causes the issuance and sale or placement of the related Securities and provides for the servicing of the Loans, and shall include, but not be limited to, the Purchase Agreement between ABN AMRO BANK N.V. and the Company, this Agreement, any related Underwriting Agreement, any related Liquidity Agreement and the Trust Agreement.

     "Other Indemnified Parties" shall mean and include such party's directors, officers, agents and employees.

     "Securities" shall mean the certificates of beneficial interest issued by the Trust at the direction of the Company pursuant to the Trust Agreement, as specifically identified on Schedule 1 hereto.

     "Servicing Fee" shall have the meaning given such term in Article V below.

     "Trust Agreement" shall mean the Supplemental Trust Agreement among the Company, the Servicer and the Trustee, dated the date indicated on Schedule 1 hereto, incorporating by reference the Standard Terms and Conditions of Trust Agreement, and pursuant to which the Securities are issued.

                                  ARTICLE II

                              SERVICER AS AGENT

     Section 2.1. Appointment of the Servicer; Servicing. (a) The Trustee (for the benefit of the Trust) hereby appoints the Servicer as its special agent to service the Loans, subject to, and in accordance with, the terms of this Agreement and the related Eximbank Guarantee Agreement, on behalf of the Holders of the Securities, and agrees otherwise to perform and carry out the duties, responsibilities and obligations that are to be performed and carried out by the Servicer pursuant to this Agreement. The Servicer hereby accepts such appointment, in consideration of the Servicing Fee and other valuable consideration.

     (b) In the servicing of the Loans and the collection of amounts due thereunder, the Servicer shall exercise the same degree of care that it exercises in handling similar matters for its own account.

     Section 2.2. Collection Procedures. (a) The Servicer (i) shall, not less than fifteen (15) nor more than twenty (20) days prior to each Note Payment Date for a Loan Note, deliver to the Borrower a notice specifying the date of the Note Payment Date and the amounts of principal and interest due on such Loan Note on such Note Payment Date; provided, however, the failure of the Servicer to give such notice shall not constitute a waiver of the Trust's or any other party's right to receive any payment from the Borrower in respect of such Loan Note; (ii) shall receive and collect on behalf of the Trustee all Collections on the Loans, including without limitation payments received from Eximbank pursuant to related Eximbank Guarantee Agreements with respect to the Loans as provided in Section 3.1(b) below, and any Advances received by the Servicer from the related Liquidity Provider as provided in Section 3.2 below and (iii) shall, on the Servicer Remittance Date, transfer such Collections to the Revenue Account.

     (b) The Servicer shall notify the Trustee upon receipt of each payment due under the Loan Notes immediately upon receipt thereof.

     (c) The Servicer shall enforce, on behalf of the Trust, the Eximbank Guarantee and any Payment Certificates in accordance with their respective terms, will take all necessary steps to claim, in the name and on behalf of the Trustee (for the benefit of the Trust), under the Eximbank Guarantee or the Payment Certificates, as the case may be, and will provide Eximbank with any information reasonably available to the Trustee or the Servicer and requested by Eximbank to facilitate payment by Eximbank pursuant to the Eximbank Guarantee or the Payment Certificates. Except as otherwise provided in the Eximbank Guarantee Agreement, failure by the Trustee or the Servicer to take any action to enforce any right under the Eximbank Guarantee or the Payment Certificates, as the case may be, shall not constitute a waiver of such right.

     (d) Contemporaneously with the execution of this Agreement, the Servicer shall have established and shall thereafter maintain a system of collecting and processing payments of principal, interest and any other amounts due and owing with respect to the Loans and the Loan Documents, which shall be consistent with the terms and conditions of the related Eximbank Guarantee Agreement and the Trust Agreement.

                                  ARTICLE III

                        EXIMBANK GUARANTEE AGREEMENT

     Section 3.1. Claims Under Eximbank Guarantee. (a) In the event that, prior to an Eximbank Payment Event and prior to an assignment to Eximbank pursuant to
Section 7(c) or 7(d) of the Eximbank Guarantee Agreement with respect to a Loan Note, the Borrower under such Loan Note has failed to pay an installment of principal of or interest on such Loan Note on the relevant Note Payment Date then (i) the Servicer will promptly give Eximbank written notice of such default, and (ii) the Servicer shall, within 10 calendar days after becoming aware of such failure, send, on behalf of Eximbank, a written demand for payment to the Borrower, the Lessee and to the Industrial and Commercial Bank of China, substantially in the forms attached as Exhibit C to the Supplement (as to the Borrower and the Lessee) and Annex C to the Eximbank Guarantee Agreement (as to the Industrial and Commercial Bank of China), respectively, by telegram, telex, telecopier or hand delivery in respect of such Loan Note, in each case promptly upon the opening of business on the Business Day following the relevant Note Payment Date. If (i) such failure continues unremedied for a period of 30 calendar days from the date any installment of principal of or interest on such Loan Note was due, and (ii) a period of 15 calendar days has elapsed since written demand for payment was made on the Borrower, the Lessee and the Industrial and Commercial Bank of China in respect of such Loan Note as provided above, then the Servicer is hereby authorized and shall promptly make demand for payment on Eximbank in the name and on behalf of the Trustee (for the benefit of the Trust) by delivering to Eximbank a Payment Demand in the appropriate form attached as Exhibit D to the Supplement (accompanied by copies of the prior demands on the Borrower, the Lessee and the Industrial and Commercial Bank of China described above), which Payment Demand shall have been executed previously on behalf of the Trustee (for the benefit of the Trust), and the Servicer (as provided in Section 4.02(f) of the Trust Agreement) will instruct the Trustee in writing that the Trustee assign to Eximbank the relevant Loan Note as provided in Section 6 of the Eximbank Guarantee Agreement and Section 4.02(f) of the Supplement. In making a demand for payment on Eximbank in accordance with this
Section 3.1(a), the Servicer shall select the Installment Payment Method (as such term is defined in the applicable Eximbank Guarantee Agreement). Upon the Servicer's receipt of a Payment Certificate (as defined in the Eximbank Guarantee Agreement) from Eximbank with respect to a written demand for payment, the Servicer will immediately deliver such Payment Certificate to the Trustee, as trustee under the Trust Agreement for the benefit of the Holders. The Servicer also agrees to make and submit such claims as may be necessary under the Eximbank Guarantee in order to realize amounts thereon in connection with a rescission or disgorgement of a Borrower payment pursuant to, and under the circumstances described in, Section 3(c) of the Eximbank Guarantee Agreement.

     (b) All payments received by the Servicer on behalf of the Trustee (for the benefit of the Trust) from Eximbank pursuant to a demand under an Eximbank Guarantee Agreement as provided above shall be deposited by the Servicer on or before the Servicer Remittance Date in the Revenue Account in accordance with
Section 2.2(a) above.

     (c) The Servicer shall deliver a copy of each notice or demand required pursuant to subsection (a) of this Section 3.1 to be delivered to the Borrower, the Lessee, the Industrial and Commercial Bank of China, or Eximbank to the Trustee simultaneously with delivery of such notice or demand to the Borrower, the Lessee, the Industrial and Commercial Bank of China, or Eximbank, as the case may be. In the event the Trustee has not received a copy of any notice or demand required to be delivered pursuant to this Section 2.1 within the time period prescribed therefor, the Trustee shall send such notice or demand to the appropriate party within the applicable time period.

     (d) The Servicer will not, without Eximbank's prior written consent, agree to any material amendment of any Loan Note, or any material deviation from the provisions thereof, including, without limitation, a change in the interest rate, payment terms or place of payment of any Loan Note or acceleration of the maturity of any Loan Note.

     (e) The Servicer shall maintain a register in respect of any Loan Note assigned to the Trust on behalf of the Company in accordance with Section 10 of the related Eximbank Guarantee Agreement and shall record in such register all information required to be so recorded under such provision. The Servicer will not, without the Company's prior written consent, agree to any modification of the payment instructions set forth in any Eximbank Guarantee Agreement, except if necessary in connection with the appointment of a successor Trustee under the Trust Agreement.

     Section 3.2. Borrowing Under the Revolving Credit Agreement; Disbursement on Special Payment Date. (a) If by 1:00 P.M. (New York City time) on any Servicer Remittance Date the Servicer has not received (x) payment from the applicable Borrower in respect of the principal of, and interest on, any Loan Note, or (y) payment from Eximbank in respect of such Loan Note pursuant to the terms of the applicable Eximbank Guarantee, in each case in an amount sufficient to pay all of the interest and principal then due on the Securities, then the Servicer, on behalf of the Trustee (for the benefit of the Trust), shall, by not later than 2:00 P.M. (New York City time) on the related Payment Date, request an Advance by giving a Notice of Borrowing under the Liquidity Facility (with a copy to the Trustee, in respect of a drawing on the Liquidity Account if a funding of the Liquidity Account has occurred as described in Section 2.13 of the Liquidity Facility) in an amount equal to the amount of such deficiency. The Servicer shall also make the borrowing described in Section 2.13 of the Liquidity Facility at the times and in the manner described therein, with such amounts to be deposited in the Liquidity Account. The Servicer shall deposit all amounts paid to it in respect of each Advance, or drawing on the Liquidity Account as the case may be, in the Revenue Account in accordance with Section
2.2 above.

                                  ARTICLE IV

                           REPORTING OBLIGATIONS

     Section 4.1. Servicer Remittance Report. On or before each Servicer Remittance Date with respect to a Collection Period, in accordance with Section
13.01 of the Trust Agreement, the Servicer shall deliver to the Trustee a Servicer Remittance Report for such Collection Period, substantially in the form attached as Exhibit B to the related Supplement, which Servicer Remittance Report shall provide the Trustee with information sufficient for the Trustee to make the required disbursements and Distributions with respect to the Securities. The Servicer has, concurrently with the execution and delivery of this Agreement, delivered a pre-executed version of the Servicer Remittance Report which shall apply to each scheduled Servicer Remittance Date and on which the Trustee may rely, unless and to the extent that events relating to the payments on the Loan Notes and/or Liquidity Facility Warrant a modification of such Servicer Remittance Report, in which case the Servicer shall deliver to the Trustee a modified Servicer Remittance Report in lieu of the pre-executed version reflecting as necessary such events.

     Section 4.2. Other Reports. (a) The Servicer shall provide, on an annual basis, to the Trustee, the Lender and the Board of Directors, a report prepared by the Servicer with respect to such information as the Trustee, the Lender or the Board of Directors may reasonably request and as may be required by the Trust Agreement regarding performance by the Servicer of its duties hereunder, including without limitation, with respect to compliance by the Borrowers with the requirements of the Loan Documents.

     (b) The Servicer will deliver to the Company and the Trustee on or before the date ninety (90) days after the beginning of each calendar year, a certificate signed by an authorized officer of the Servicer and stating that (i) a review of the activities of the Servicer relating to the servicing of the Loans and Loan Documents during the preceding calendar year (or since the Closing Date in the case of the first such certificate which is required to be delivered) and of performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled substantially all of its obligations under this Agreement throughout the period covered by such review, or, if there has been a material default in the fulfillment of any such obligations, specifying each such default known to such officer and the nature and status thereof and the actions, if any, being taken to cure such default.

     Section 4.3. Reports to Certificateholders. (a) On or before the fifth Business Day following each relevant Payment Date, the Servicer, on behalf of the Trust, shall (at no cost to the Trust or Trustee) supply to each Holder a report (referred to a "Semiannual Report") which shall include the following information, as of the immediately preceding relevant Payment Date, with respect to the distribution by such Trust:

          (i) the aggregate Imputed Principal Amounts and Imputed Interest Amounts distributed to the respective Holders as of such Payment Date;

          (ii) the aggregate Imputed Principal Amount of the Securities outstanding after giving effect to the Distribution as of such Payment Date;

          (iii) if the amounts referred to in (i) above are less than the amounts of principal and interest paid on the Loan Notes or the Eximbank Payment Certificate with respect to the immediately preceding Note Payment Date, the amount of any such difference; and

          (iv) any additional information that the Servicer elects to include or that is required to be included in the Semiannual Report in order to satisfy the requirements, if any, under the Exchange Act, as then in effect, with respect to the mailing of periodic reports to Certificateholders.

     The Semiannual Report shall also state that no delinquency in payment under any Loan Note, the related Eximbank Guarantee or any Eximbank Payment Certificate has occurred and is continuing or, if any delinquency has occurred and is continuing, shall specify the amount, if any, paid or payable under the Eximbank Guarantee and the date or expected date of the relevant Eximbank Payment Event. Each Semiannual Report shall include a certification from a Responsible Officer of the Servicer to the effect that the Servicer continues to be eligible to act as such under the Servicing Agreement and, to the best of such Responsible Officer's knowledge and belief, the Semiannual Report complies with the requirements of the Trust Agreement and is accurate.

     (b) The fiscal year of each Trust shall be the calendar year. Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of this Servicing Agreement, the Servicer shall prepare and mail (at no additional cost to the Borrower) to each Holder a report setting forth the amounts distributed to such Holder during such calendar year. The report required by this subsection (b) may be combined with one of the Semiannual Reports sent by the Servicer to Holders each year pursuant to subsection (a) of this Section 4.3.

     Section 4.4. Trustee's Obligations. The Servicer agrees to prepare, provide and/or file the reports and other information required to be prepared, provided and/or filed by the Trustee pursuant to Section 4.02(c) of the Supplement.

                                   ARTICLE V

                                 COMPENSATION

     The Servicer hereby acknowledges that it has received payment in full of a servicing fee (the "Servicing Fee") as full compensation for the services to be provided by the Servicer hereunder. The Servicer shall not otherwise be entitled to payment of any additional fee or reimbursement for its out-of-pocket expenses.

                                  ARTICLE VI

                 REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 6.1. Representations and Warranties of the Servicer. The Servicer hereby represents and warrants to the Company and the Trustee as follows:

          (a) Organization and Good Standing. The Servicer is a bank, duly organized, validly existing and in good standing under the laws of The Netherlands, with full corporate power and authority to own its properties and assets and to conduct its business as currently conducted and to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

          (b) Due Authorization and No Conflict. The execution, delivery and performance of this Agreement by the Servicer have been duly authorized by all requisite corporate action and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any Lien upon any of its property or assets pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement, lease, or other agreement or instrument to which it is bound or to which any of its property or assets is subject, nor will such action result in any violation of the organizational documents of the Servicer, or of any law, rule or regulation of any governmental jurisdiction, applicable to the Servicer.

          (c) No Consent. No consent, approval, authorization, order, registration, filing, qualification, license or permit, of or with any Person, including without limitation, any court or governmental agency or body of any governmental jurisdiction, any state or any political subdivision of either having jurisdiction over the Servicer or any of its properties or assets, is required to be obtained by or with respect to the Servicer in connection with the execution, delivery and performance by the Servicer of this Agreement and the consummation of the transactions contemplated hereby, other than such as have been obtained or with respect to which the failure to obtain will not have a material adverse effect on the business, operations or financial condition of the Servicer, or its ability to perform its obligations under this Agreement.

          (d) Binding Obligation. This Agreement has been duly and validly executed and delivered by the Servicer and constitutes the valid and legally binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms except as enforceability may be limited by applicable bankruptcy, reorganization, receivership, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights and remedies against national banking associations and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

           (e) No Proceeding. As at the date of this Agreement, there are no actions, proceedings or investigations pending or, to the knowledge of the Servicer, threatened, against the Servicer before any court, administrative agency or other tribunal:
               (i) which, if determined adversely to the Servicer, could materially and adversely affect the validity or enforceability of this Agreement;
               (ii) which question the consummation by the Servicer of any of the transactions contemplated by this Agreement; or

               (iii) which, if determined adversely to the Servicer, could materially and adversely affect the ability of the Servicer to perform its obligations under, or the validity or enforceability of, this Agreement.

          (f) No Financing Statement. There is no effective financing statement (or similar statement, mortgage or instrument of registration under the law of any jurisdiction) now on file or registered in any public office filed or purporting to be filed by the Servicer covering any interest of any kind in the Loan or the Loan Documents or intended so to be.

     Section 6.2. Covenants of the Servicer. The Servicer covenants to the Company and the Trustee that so long as this Agreement shall remain in effect:

          (a) Organization and Good Standing. The Servicer will preserve and maintain its existence as a bank under the laws of The Netherlands, and remain qualified to perform its duties and obligations hereunder under the laws of each jurisdiction where the failure to preserve and maintain such existence would adversely affect the ability of the Servicer to perform its obligations under this Agreement.

          (b) Books and Records. The Servicer will maintain and implement administrative operating procedures and keep and maintain all Books and Records reasonably necessary or advisable for the timely collection of Loans, the making of claims under the Eximbank Guarantee Agreement and the requesting of Advances under the Liquidity Facility.

          (c) Inspection. The Servicer will permit the Company and its representatives and the Trustee and any officer or employee of, or agent designated by the foregoing to have access during normal business hours to the Books and Records of the Servicer in order to examine such Books and Records with respect to the transactions contemplated hereby.

          (d) Compliance with Laws. The Servicer will comply, in all material respects, with all laws, rules, regulations, orders, decrees and directions of any governmental authority applicable to its obligations under this Agreement, or to its obligations with respect to the Loans, the Loan Documents or any part thereof.

          (e) No Liens. The Servicer will not, by any act or omission to act, create, permit or suffer to exist, and shall take such actions as are necessary to remove, any Lien, claim or right in, to or on the interest of the Company and the Trustee in the Loans or the Loan Documents, (other than the Lien of the Trust Agreement) and will defend the right, title and interest of the Company and the Trustee in and to the Loans or the Loan Documents against the claims and demands of all Persons arising from any act or omission to act of the Servicer in respect of any Lien (other than the Lien created by the Trust Agreement).

          (f) Notice of Liens. The Servicer will advise the Company and the Trustee in reasonable detail, promptly after the Servicer has obtained actual knowledge (i) of any Lien asserted or claim made against any of the Loans or the Loan Documents, (other than the Lien created by the Trust Agreement), and (ii) of the occurrence of any breach by the Servicer of any of its representations, warranties and covenants contained herein.

          (g) Continuing Compliance. The Servicer shall take all reasonable actions reasonably requested in writing by the Company or the Trustee at any time and shall take the actions at the times so that each of the Loans and the Loan Documents will continue to comply with all laws, rules and regulations applicable thereto, including, without limitation, the laws, rules and regulations of the various states of the United States of America.

          (h) Information. All information furnished by the Servicer to the Company or to the Trustee from time to time hereunder shall be true and correct in all material respects as of the date thereof.

     Section 6.3. Covenants of the Company and the Trustee. Each of the Company and the Trustee (solely with respect to clause (a)(ii) below) covenants and agrees that, so long as this Agreement shall remain in effect:

          (a) Amendments. (i) The Company agrees to furnish the Servicer with copies of all waivers or amendments to the Loan Program Documents and (ii) neither the Company nor the Trustee shall agree to any material amendment to the Loan Program Documents if such amendment would adversely affect the rights and obligations of the Servicer without first receiving the express written consent of the Servicer.

          (b) No Other Business. The Company will not engage in any business or enterprise or enter into any material transaction other than as contemplated by the Loan Program Documents.

          (c) No Liens. The Company will not sell, pledge, assign or transfer to any Person other than the Trustee, for the benefit of the Holders, or grant, create, incur, assume or suffer to exist any Lien on any Loan and the Loan Documents, other than the Lien created by the Trust Agreement.

                                  ARTICLE VII

                          MERGER OR CONSOLIDATION OF
                           SERVICER; RESIGNATION

     Section 7.1. (a) Any Person into which the Servicer may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be deemed to have assumed and be the successor to all of the Servicer's duties and obligations hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that such Person shall execute such agreements, documents and instruments as may be requested by the Company or the Trustee to evidence such Person's assumption of the obligations of the Servicer hereunder.

          (b) The Servicer may resign its duties and obligations hereunder at any time (i) upon thirty (30) days' prior written notice to the Company and the Trustee and the Rating Agency and (ii) upon appointment by the Company and the Trustee of a Successor Servicer (as defined in Section 8.3(a) below); provided that in the event that the Company and the Trustee cannot agree upon a Successor Servicer within such thirty (30) day period, the Trustee without further action shall automatically be appointed the Successor Servicer. The Successor Servicer must have the qualifications set forth in Section 8.3 and must be approved by Eximbank to be accepted as the Successor Servicer. Upon such resignation, the Servicer shall deliver all Books and Records and correspondence relating to the Loans and the Loan Documents in its possession to the successor Servicer, or as otherwise instructed by the Trustee.

                                 ARTICLE VIII

                  TERMINATION EVENTS; SERVICING TERMINATION

     Section 8.1. Termination Events. The occurrence of any one of the following events shall be a "Termination Event" under this Agreement:

          (a) failure on the part of the Servicer to disburse when due any amounts provided for herein and the continuation of such failure for a period of five (5) Business Days after receipt by the Servicer of written notice thereof from the Company or the Trustee;

          (b) failure on the part of the Servicer to observe or perform any other term, covenant, condition or agreement provided for herein, and the continuation of such failure for a period of ten (10) days following receipt by the Servicer of written notice thereof from the Company or the Trustee; or

          (c) an Insolvency Proceeding commenced by or against the Servicer, or any receivership or conservatorship proceeding instituted by any authorized governmental authority against the Servicer.

     Section 8.2. Remedies. The remedies provided below are cumulative and not exclusive of any rights and remedies which the Company or the Trustee would otherwise have pursuant to law or equity.

          (a) If a Termination Event specified in Section 8.1 shall have occurred, the Company and the Trustee may, by written notice (a "Servicer Termination Notice") to the Servicer, elect to terminate all of the rights and obligations of the Servicer as servicer under this Agreement, subject to Section 8.3 hereof .

          (b) If a Termination Event specified in Section 8.1 shall have occurred, then, in addition to any other remedies that may be available to the Company or the Trustee, the Company may request the Servicer to, and upon such request the Servicer shall transfer to the Trustee all of its rights, powers and trusts in and to all instruments, Books and Records, moneys and other documents or property.

     Section 8.3. Trustee to Act; Appointment of Successor. (a) On and after the receipt by the Servicer of a Servicer Termination Notice pursuant to Section 8.2(a), the Servicer shall continue to perform all servicing functions under this Agreement until such time as a successor has been appointed as Servicer in accordance with this Section 8.3. The Company and the Trustee shall, as promptly as possible after the giving of a Servicer Termination Notice, appoint a successor servicer (the "Successor Servicer") and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Company and the Trustee. The Company and/or the Trustee may obtain bids from any potential Successor Servicer. Any successor to the Servicer appointed under the provisions of this Section shall have a combined capital and surplus of at least $150,000,000 and shall have the capacity to perform the obligations hereunder. In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time the Servicer ceases to act as the Servicer, the Trustee without further action shall automatically be appointed the Successor Servicer. Notwithstanding the above, the Trustee shall, if it is legally unable so to act, petition a court of competent jurisdiction to appoint any established financial institution having a combined capital and surplus of not less than $150,000,000 and whose regular business includes the servicing of commercial loans as the Successor Servicer hereunder.

          (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer, except for the references in Section 9.1 which shall continue to refer to the Servicer; provided, that the Servicer shall not indemnify the Company or the Trustee if the acts, omissions or alleged acts or omissions upon which a claim for indemnification arises pursuant to
     Section 9.1 were the acts, omissions or alleged acts or omissions of a Successor Servicer.

     Section 8.4. Servicer Transfer to Successor Servicer, etc. (a) After receipt by the Servicer of a Servicer Termination Notice and the appointment of a Successor Servicer in accordance with the provisions of Section 8.3 hereof, all authority and power of the Servicer as loan solicitor, processor and servicer under this Agreement shall pass to and be vested in the Successor Servicer; and the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights.

          (b) The Servicer agrees to cooperate with the Company, the Trustee and the Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer hereunder, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which shall thereafter be received with respect to the Loans and Loan Documents and shall cooperate in giving notice to the Borrowers of the Successor Servicer and directing payments with respect to the Loans to the address designated by the Successor Servicer.

          (c) The Servicer shall promptly transfer its Books and Records relating to the Loans to the Successor Servicer in such form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other Books and Records and correspondence of the Servicer necessary for the continued servicing of the Loans in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section 8.4 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer deems to be confidential, the Successor Servicer shall be required to enter into such customary confidentiality agreements as the Servicer shall reasonably deem necessary to protect its interest in such information.

                                  ARTICLE IX
                        Liabilities; Indemnification

     Section 9.1. Liabilities; Indemnification of the Company and the Trustee. The Servicer agrees to indemnify and hold harmless each of the Company, the Trustee and each of their Other Indemnified Parties from and against any and all such losses, liabilities (including liabilities for penalties), claims, demands, actions, suits, judgments, out-of-pocket costs and expenses (including, without limitation, interest, reasonable attorneys' fees and expenses and expenses) arising out of or based on any negligence, willful misconduct or bad faith of the Servicer in connection with the performance of its obligations hereunder. Notwithstanding the above, the Servicer shall not be liable to the Company, the Trustee or such Other Indemnified Parties for any error in judgment other than that specifically listed above except for the negligence, willful misconduct or bad faith of the Servicer or its directors, officers, agents or employees; provided, however, that the Servicer agrees in all events to indemnify and hold the Trustee harmless (i) with respect to any obligations assumed by the Trustee pursuant to the Transfer Agreement, and (ii) to the same extent as the Company is so obligated under Section 8.07(b) of the Standard Terms and Conditions of Trust Agreement (as incorporated into the Trust Agreement); and provided, further, that nothing contained in this Section 9.1 is intended as or shall be construed (i) as a warranty or representation, express or implied, as to the solvency or financial net worth of any Borrower, the Lessee or as to the collectability of any Loan under this Agreement or (ii) as an agreement to indemnify, reimburse or otherwise be responsible to the Company, the Trustee or any of their Other Indemnified Parties, for losses resulting from the failure of any Borrower or the Lessee to pay any Loan, except to the extent caused by the negligence, willful misconduct or bad faith of the Servicer. This indemnity agreement will be in addition to any liability which the Servicer may otherwise have and shall survive the termination of this Agreement.

     Section 9.2. Indemnification of the Servicer. The Company hereby agrees to indemnify the Servicer, and its Other Indemnified Parties, and hold each of them harmless, from and against any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses (including without limitation interest and reasonable attorneys' fees and expenses) arising out of or resulting from any act or omission to act by the Servicer pursuant to and in accordance with this Agreement or pursuant to any instruction of the Company or the Trustee, as the case may be (other than any such action or omission to act by the Servicer or its directors, officers, agents or employees which constitutes negligence, willful misconduct or bad faith in connection with the performance of its obligations hereunder to the extent the Servicer has granted an indemnity with respect thereto under Section
9.1 hereof).

     Section 9.3. Special Indemnification of the Trustee. In addition to its obligations under Section 9.1 above, the Servicer agrees to indemnify and hold harmless the Trustee for any failure on the part of the Servicer to deliver the notices and demands required to be delivered by the Servicer pursuant to Section
3.1 hereof, if and to the extent that the Trustee shall incur any loss, liability, cost or expense as a consequence of such failure. The Servicer's obligation to indemnify the Trustee pursuant to this Section 9.3 shall be absolute, irrespective of whether the Servicer's conduct constituted negligence, wilful misconduct or bad faith.

                                   ARTICLE X

                                 MISCELLANEOUS

     Section 10.1. Notices, etc. Except where telephonic instructions or notices are authorized herein to be given, all notices, demands, instructions and other communications required or permitted to be given to or made upon any Person pursuant hereto shall be in writing and shall be personally delivered or sent by registered, certified or express mail, postage prepaid, return receipt requested, or by telex or facsimile transmission, and shall be deemed to be given for purposes of this Agreement, in the case of a notice sent by registered, certified or express mail, on the date that such writing is actually delivered to the intended recipient thereof in accordance with the provisions of this Section 10.1, or in the case of telex, when sent, answerback received, or in the case of facsimile transmission, when received and telephonically confirmed; provided that, notices, demands, instructions or other communications required to be given under this Agreement, if permitted hereunder to be made telephonically, shall be confirmed in writing promptly thereafter in accordance with the foregoing provisions, and shall be deemed given for purposes of this Agreement on the day when given by telephone to a Person who is the recipient for notice hereunder (if confirmed promptly thereafter in writing in accordance with this Section 10.1). Unless otherwise specified in a notice sent or delivered in accordance with the foregoing provisions of this Section 10.1, notices, demands, instructions and other communications in writing shall be given to or made upon the following parties at their respective addresses (or to their respective telex or facsimile transmission numbers) indicated below, and, in the case of telephonic instructions or notices, by calling the telephone number or numbers indicated for such party below or at such other address or number as any party may notify to the other parties in accordance with the provisions of this
Section 10.1:

     If to the Company:

           U.S. Trade Funding Corp.
           Two Wall Street
           New York, New York 10005
           Attention:  Andrew L. Stidd
           Telephone:  (212) 346-9000
           Facsimile No.:  (212) 346-9012

     If to the Trustee:

           LaSalle National Bank
           135 South LaSalle Street - Suite 200
           Chicago, IL  60603
           Attention:  Asset-Backed Securities Trust Services
           Telephone:   (312) 904-7326
           Facsimile No.:  (312) 904-2084

     If to the Servicer:
           ABN AMRO Bank N.V.
           Chicago Branch
           135 South LaSalle Street, Suite 611
           Chicago, Illinois 60603
           Attention:  Structured Trade Finance
           Telephone:  (312) 904-7347
           Facsimile No.:  (312) 904-7399

     Section 10.2. Choice of Law and Venue. The validity of this Agreement, its construction, interpretation and enforcement, and the rights of the parties

HEREUNDER, SHALL BE DETERMINED UNDER, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF ILLINOIS. EACH OF THE TRUSTEE, THE COMPANY AND THE SERVICER WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO SUCH VENUE.

     Section 10.3. Effectiveness of the Agreement. This Agreement shall be binding and deemed effective when executed, delivered and accepted by the parties hereto.

     Section 10.4. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties; provided that the Servicer shall not assign this Agreement or any rights hereunder except pursuant to Section 7.1 hereof, without the prior written consent of the Company or the Trustee. Any prohibited assignment shall be absolutely void.

     Section 10.5. Headings. Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

     Section 10.6. Interpretation of Agreement. This Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.
     Section 10.7. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 10.8. Merger of Prior Agreements. This Agreement cannot be changed or terminated orally. All prior agreements, understandings, representations, warranties and negotiations, if any, are merged into this Agreement.

     Section 10.9. Good Faith and Reasonableness. The parties intend and agree that their respective rights, duties, powers, liabilities, obligations and directions shall be performed, carried out, discharged and exercised reasonably and in good faith.

     Section 10.10. Counterparts. This Agreement may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original instrument and all of which counterparts, taken together, shall constitute one and the same Agreement.

     Section 10.11. Amendment. Any provision of this Agreement may be amended, waived, supplemented, restated, discharged or terminated (i) to cure any ambiguity, (ii) to correct any defective provisions or to correct or supplement any provisions therein which may be inconsistent with any other provisions therein, or (iii) to add any other provisions with respect to matters or questions arising thereunder, which provisions shall not be inconsistent with any other provisions thereof, in writing duly executed by the Company, the Trustee and the Servicer (with not less than thirty (30) days prior written notice to the Rating Agency). No amendment to this Agreement shall in any event be effective without the prior written consent of Eximbank.

     Section 10.12. No Insolvency Proceeding Against the Company. The Servicer hereby covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Securities and any other securities issued by or at the direction of the Company pursuant to the Loan Program Documents, it will not institute against or join with any other Person in instituting against the Company any Involuntary Insolvency Proceeding. This Section shall survive the termination of the Agreement.

     Section 10.13. Exercise of Rights. No failure or delay on the part of the Company or the Trustee to exercise any right, power or privilege under this Agreement and no course of dealing between the Company or the Trustee, as the case may be, and the Servicer shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement preclude any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and except to the extent limited under this Agreement, not exclusive of any rights or remedies which the Company or the Trustee would otherwise have pursuant to law or equity. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances, or constitute waiver of the right of the other party to any other or further action in any circumstance without notice or demand.

     Section 10.14. No Recourse. The Servicer, whether by virtue of its rights and obligations under this Agreement or otherwise, shall not be deemed liable to the Company or any other Person for the liabilities of the Company. In no event shall the Servicer be liable to the Company or any other Person for indirect, special, punitive, incidental or consequential loss or damage of any kind whatsoever, including without limitation, lost profits, whether or not the likelihood of such loss or damage was known to the Servicer. The obligations of each of the Company, the Trustee and the Servicer under this Agreement are solely the corporate obligations of the Company, the Trustee and the Servicer, respectively. No recourse shall be had for the payment of any amount owing hereunder or for the payment of any fee hereunder or any other obligation or claim arising out of or based upon this Agreement against any stockholder, member, employee, affiliate, officer, director or incorporator of any of the Company, the Trustee or the Servicer.

     Section 10.15. Payment on Non-Business Days. In any case where the date for payment of funds hereunder, by check, wire transfer or otherwise, or the date on which any other act required under this Agreement is to be performed shall not be a Business Day, then such payment or such performance need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date of such payment or the date for such performance, and no interest shall accrue for the period from and after such date, provided, however, that if such due date is the final maturity date of a Loan Note, then such payment or performance relating thereto shall be made on the next preceding Business Day.

     In Witness Whereof, the parties hereto have caused this Agreement to be executed and delivered as of the date first hereinabove set forth.

                                       ABN AMRO Bank N.V., as Servicer



                                       By:_________________________________
                                          Title:___________________________



                                       By:_________________________________
                                          Title:___________________________


                                       U.S. Trade Funding Corp.



                                       By:_________________________________
                                          Title:___________________________


                                       LaSalle National Bank, as Trustee



                                       By:_________________________________
                                          Title:___________________________

                                  SCHEDULE I
                            TO SERVICING AGREEMENT

DATE OF TRUST AGREEMENT:                    As of _____________, 1996

LOAN:

     Borrower:                              YA96A Limited
     Lender:                                ABN AMRO Bank N.V.
     Date of Loan Agreement:                ____________, 1996
     Amount of each Loan:                   $____________
                                            and
                                            $____________

     Aggregate Amount of Loans:             $106,678,418

SECURITIES:                                 ____% Trade Trust Certificates,
                                            Series 1996-A issued by U.S. Trade
                                            Trust, Series 1996-A